UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2021
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 23, 2021, the Board of Directors (the “Board”) of Kontoor Brands, Inc. (the “Company”) determined to increase the size of the Board from six directors to seven directors as of March 5, 2021 (the “Effective Date”) and approved the appointment of Robert M. Lynch to the Board as a Class II director, as of the Effective Date, with a term expiring at the Company’s 2021 Annual Meeting of Shareholders. Mr. Lynch, 44, has also been appointed to serve on the Audit and the Talent and Compensation Committees of the Board as of the Effective Date.
Mr. Lynch has served as President and Chief Executive Officer of Papa John’s International, Inc. since August 2019. Mr. Lynch joined Papa John’s International, Inc. from Arby’s Restaurant Group, where he served as President since August 2017, and served as Brand President and Chief Marketing Officer from August 2013 to August 2017. Prior to Arby’s Restaurant Group, he served as Vice President of Marketing at Taco Bell. Mr. Lynch has more than 20 years combined experience in the QSR and consumer packaged goods industries, and also held senior roles at H.J. Heinz Company, and Procter & Gamble. Mr. Lynch holds a bachelor’s degree in economics and political science, and a Master’s in Business Administration from the University of Rochester.
There are no arrangements or understandings pursuant to which Mr. Lynch was appointed to the Board, and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933 in connection with Mr. Lynch’s appointment.
The Company and Mr. Lynch are expected to enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.18 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 1, 2019.
The press release announcing the director appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Kontoor Brands, Inc., dated February 24, 2021
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: February 24, 2021	By:	/s/ Laurel Krueger
	Name:	Laurel Krueger
	Title:	Executive Vice President, General Counsel & Corporate Secretary